UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 9, 2024

CLEARWATER PAPER CORPORATION

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-34146	20-3594554
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

601 West Riverside Ave., Suite 1100 Spokane, WA	99201
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (509) 344-5900

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	CLW	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

(a)	Approval of Restated Certificate of Incorporation

On February 27, 2024, the Board of Directors (the “Board”) of Clearwater Paper Corporation (the “Company”) declared advisable, and recommended to the Company’s stockholders that they approve and adopt, an amendment to the Company’s Restated Certificate of Incorporation (the “Restated Certificate”) to declassify the Board over a three-year period commencing with the 2025 annual meeting of stockholders and providing for the annual election of all directors commencing with the 2027 annual meeting of stockholders.

On May 9, 2024, at the Company’s 2024 Annual Meeting of Stockholders (the “Annual Meeting”), the Company’s stockholders approved the Restated Certificate. The Restated Certificate became effective upon filing with the Secretary of State of the State of Delaware on May 10, 2024.

The material features of the Restated Certificate are described in the Company’s proxy statement filed with the SEC on March 29, 2024 (the “Proxy Statement”) in the section titled “Proposal 4 – Approval and Adoption of Restated Certificate of Incorporation to Declassify the Board,” which is incorporated herein by reference. Such description, and the foregoing description of the Restated Certificate, are each qualified in their entirety by reference to the full text of the Restated Certificate, a copy of which is attached hereto as Exhibit 3.1 and incorporated herein by reference.

Approval of Amended and Restated Bylaws

On February 27, 2024, the Board approved conforming amendments to the Amended and Restated Bylaws of the Company (the “Restated Bylaws”), contingent upon stockholder approval of the Restated Certificate. The Restated Bylaws became effective upon the approval of the Restated Certificate by the Company’s stockholders at the Annual Meeting. The Restated Bylaws: (1) provide that any director may be removed from office at any time prior to the expiration of his, her or their term of office, with or without cause; and (2) incorporate certain conforming changes.

The foregoing description of the Restated Bylaws is qualified in its entirety by reference to the full text of the Restated Bylaws, a copy of which is attached hereto as Exhibit 3.2 and incorporated herein by reference.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

The matters listed below were submitted to a vote of the stockholders at the Annual Meeting through the solicitation of proxies, and the proposals are described in the Proxy Statement. The certified results of the stockholder vote are as follows:

Proposal 1 – Election of Directors

The following individuals were elected to serve as Class I Directors to hold office until the 2027 Annual Meeting of Stockholders or until their respective successors are duly elected and qualified:

Nominee	For	Against	Abstain	Broker Non-Votes
John J. Corkrean	13,146,234	245,462	11,464	1,716,084
Arsen S. Kitch	13,212,079	178,005	13,076	1,716,084
Alexander Toeldte	12,728,329	671,654	3,177	1,716,084

Proposal 2 – Ratification of the Appointment of KPMG, LLP as Our Independent Registered Public Accounting Firm for 2024

The stockholders ratified the appointment of KPMG, LLP as the Company’s independent registered public accounting firm for 2024:

For	Against	Abstain
14,918,834	197,018	3,392

Proposal 3 – Advisory Vote to Approve Named Executive Officer Compensation

The compensation of the named executive officers as disclosed in the Company’s Proxy Statement pursuant to Item 402 of Regulation S-K was approved, on an advisory basis, by the stockholders as follows:

For	Against	Abstain	Broker Non-Votes
12,756,520	624,658	21,982	1,716,084

Proposal 4 – Approval and Adoption of Restated Certificate of Incorporation to Declassify the Board

The amendment to the Restated Certificate of Incorporation of Clearwater Paper Corporation to declassify the Board as disclosed in the Company’s Proxy Statement was approved by the stockholders as follows:

For	Against	Abstain	Broker Non-Votes
13,243,200	92,151	67,809	1,716,084

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibit Index

Exhibit	Description

3.1	Restated Certificate of Incorporation of Clearwater Paper Corporation.

3.2	Amended and Restated Bylaws of Clearwater Paper Corporation.

104	Cover Page Interactive Data File (embedded within the Inline XBRL).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 15, 2024

CLEARWATER PAPER CORPORATION

By:	/s/ Marc D. Rome
Marc D. Rome, Assistant Corporate Secretary

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